DATED SEPTEMBER 24, 1996

                      ALCORN (PRODUCTION) PHILIPPINES, INC.

                            ALCORN (PHILIPPINES) INC.

                    ALCORN PETROLEUM AND MINERALS CORPORATION

                        BASIC PETROLEUM AND MINERALS INC.

                 BALABAC OIL EXPLORATION AND DRILLING CO., INC.

              PETROFIELDS EXPLORATION AND DEVELOPMENT COMPANY, INC.

                           THE PHILODRILL CORPORATION

                         SEAFRONT RESOURCES CORPORATION

                    UNIOIL AND GAS DEVELOPMENT COMPANY, INC.

                       ALSONS CONSOLIDATED RESOURCES INC.

                            (collectively Assignors)

                                      -AND-

                           SOCDET PRODUCTION PTY. LTD.
                                 ACN 008 607 976

--------------------------------------------------------------------------------

                                FARMIN AGREEMENT
                             FOR SERVICE CONTRACT 14
                      OFFSHORE PALAWAN ISLAND, PHILIPPINES

--------------------------------------------------------------------------------

                                EDWARDS THOMPSON
                                   Solicitors
                             Level 31, QV1 Building
                             250 St George's Terrace
                          Perth, Western Australia 6000

                               Tel: (09) 321 2722
                               Fax: (09) 321 2788
                               Ref: AGT:JAS:950350

                                TABLE OF CONTENTS

 1.DEFINITIONS AND INTERPRETATIONS .................................   3
 2.FARMOUT TO SOCDET ...............................................   6
 3.OPTIONAL PROGRAM ................................................   8
 4.JOINT OPERATING AGREEMENT .......................................   8
 5.SPECIAL PROVISIONS RE: DEFAULTING PARTY .........................  10
 6.EARNING PERIOD ..................................................  11
 7.REPRESENTATIONS AND WARRANTIES ..................................  14
 8.CONSENTS AND APPROVALS ..........................................  17
 9.ASSIGNMENT ......................................................  18
10. CONFIDENTIALITY ................................................  18
11. FORCE MAJEURE ..................................................  18
12. NOTICES ........................................................  19
13. MISCELLANEOUS PROVISIONS .......................................  21
14. DISPUTE RESOLUTION AND ARBITRATION .............................  22

EXHIBIT A - Assignors' Participating Interests plus Share of Forfeitable
            Participating Interest

EXHIBIT B - Initial Farmout Interests to be Assigned by Assignors to SOCDET

EXHIBIT C - Additional Farmout Interests to be Assigned by Assignors to SOCDET

EXHIBIT D - Illustrative Example of Allocation of Revenues from Block C

EXHIBIT E - Illustrative Example of Computation of Production Allowance and
            FPIA for Block C

EXHIBIT F - Form of Assignment and Assumption

EXHIBIT G - Addendum to Operating Agreement

EXHIBIT H - Co-ordinates of Contract Area

EXHIBIT I - Map of Contract Area

THIS FARM-IN AGREEMENT is made the day of 1996

BETWEEN:

ALCORN (PRODUCTION) PHILIPPINES, INC. (APPI) of 15th Floor, Pacific Star Building, Sen. Gil. J. Puyat Avenue, corner of Makati Avenue, Makati City, Metro Manila, Philippines.

ALCORN (PHILIPPINES) INC. (API) of 15th Floor, Pacific Star Building, Sen. Gil.
J. Puyat Avenue, corner of Makati Avenue, Makati City, Metro Manila,
Philippines.

ALCORN PETROLEUM AND MINERALS CORPORATION (APMC) of Suite 1801, Pearlbank Centre; 146 Valero Street, Salcedo Village, Makati City, Metro Manila, Philippines.

BASIC PETROLEUM AND MINERALS INC. (Basic) of 7th Floor, Basic Petroleum Building, Carlos Palanca, Jr. St., Legaspi Village Makati City, Metro Manila, Philippines.

BALABAC OIL EXPLORATION AND DRILLING CO., INC. (Balabac) of Suite 6A Sagittarius Condominium H.V. dela Costa St., Salcedo Village Makati City, Metro Manila, Philippines.

PETROFIELDS EXPLORATION AND DEVELOPMENT COMPANY, INC. (Petrofields) of 7th Floor, JMT Building, ADB Avenue Ortigas Centre, Pasig City 1600, Philippines

THE PHILODRILL CORPORATION (Philo drill) of 8th Floor, Quad Alpha Centrum, 125 Pioneer St, Mandaluyong City, Metro Manila, Philippines

SEAFRONT RESOURCES CORPORATION (Seafront) of 32/F Tektite Tower No. 1, Tektite Rd, Ortigas Centre, Pasig City, Metro Manila

UNIOIL AND GAS DEVELOPMENT COMPANY, INC. (Unioil) of Unit 6B, Sagittarius Condominium H.V. dela Costa St., Salcedo Village, Makati City, Metro Manila

ALSONS CONSOLIDATED RESOURCES INC. (Alsons) of 2F Priscilla Bldg., 2278 Pasong Tamo Ext. Makati City, Metro Manila, Philippines (collectively ASSIGNORS)

AND

SOCDET PRODUCTION PTY. LTD. ACN 008 607 976 (SOCDET) a company incorporated in Australia with its principal office at 2nd Floor, 76 Kings Park Road, West Perth, Western Australia.

RECITALS

A. The Assignors and Oriental Petroleum and Minerals Corporation (ORIENTAL) comprise the Contractor parties under Service Contract No. 14 made and entered into on 17th December 1975 as amended by the First Amendment of the Service Contract entered into 29th December 1980 and further amended by Addendum to Service Contract entered into 7th October 1991 (together referred to as the SERVICE CONTRACT).

B. The Contract Area originally comprised four blocks "A", "B", "C" and "D" offshore Palawan Island, as more particularly described in annex A to the Service Contract. Subsequently parts of the original Contract Area have been delineated as Production Areas and relinquished and retained and varied such that::

    (a) the Production Areas now comprise::

        (i) the Production Area being Block A covering 2424.24 hectares (NIDO BLOCK);

       (ii) the Production Areas of the Matinloc Block covering 2666.67 hectares and of the Libro Field covering 121.2 hectares, (together the MATINLOC OIL PRODUCTION COMPLEX); and

      (iii) the Production Area to the north of the Matinloc Block being Block B1 covering 848.48 hectares (NORTH MATINLOC BLOCK); and

    (b) the retained areas, in addition to the Production Areas, now comprise:

        (i) the retention area being Block C covering 33818.18 hectares (WEST LINAPACAN/GALOC BLOCK);

       (ii) the retention area within Block B covering 8848.48 hectares; and

      (iii) the retention area being Block D covering 18,545.45 hectares.

    The co-ordinates for each of the foregoing areas are listed in Exhibit I attached hereto and the areas are shown on the map attached hereto as Exhibit J.

C. The Contractor parties are bound by a Participation Agreement dated 2nd December 1975 ("Participation Agreement") and an Operating Agreement entered into 17 July 1976 as supplemented by a Supplementary Agreement dated 14th April 1977 and amended by a deed dated lst January 1979 in relation to petroleum operations under the Service Contract.

D. As between the Contractor parties their entitlements to revenues from the Service Contract is affected by a Settlement Agreement made effective lst January 1984 relating to an arbitrated settlement of a dispute between the then Contractor parties to the Service Contract.

E. Oriental is a Contractor party under the Service Contract and is bound by the Operating Agreement but is a Defaulting Party as referred to in section
    7.1 of the Operating Agreement and such default has to date not been remedied in accordance with the Operating Agreement.

F. As of the date hereof the participating interests of each of the Contractor parties in each of the Blocks of the Contract Area is set opposite that party's name in the second column of Exhibit A attached hereto and a pro rata share in the participating interest of Oriental is set out in the fourth column of Exhibit A (FORFEITABLE PARTICIPATING INTEREST). Upon forfeiture of the relevant Forfeitable Participating Interest of Oriental as a Defaulting Party, the participating interest of each of the Assignors in each of the Mocks of the Service Contract will be as set out opposite that party's name in the fifth column of Exhibit A.

G. The Assignors have proposed to farmout to SOCDET undivided participating interests in all Blocks of the Contract Area as governed and affected by the Service Contract and the Operating Agreement, subject to the terms and conditions contained in this Agreement.

OPERATIVE PROVISIONS

1. DEFINITIONS AND INTERPRETATIONS

    1.1 In this Agreement unless the context otherwise requires, the following expressions have the meanings set opposite

        ADDITIONAL FARMOUT INTEREST has the meaning in clause 3.3

        AGREEMENT DATE means the date of this Agreement.

        AFFILIATE has the meaning set forth in Section 1.1 of the Operating Agreement.

        ASSIGNMENT DOCUMENt means the document in the form or substantially in the form of Exhibit F.

        BLOCK means one or more of the areas of the Service Contract as referred to in Recital B, but excluding the Excluded Area, as may be varied from time to time in accordance with the Service Contract, the Operating Agreement and this Agreement.

        BLOCK A means the Nido Block.

        BLOCK B means the Matinloc Oil Production Complex and the retention area described in Recital B (b)(ii).

        BLOCK C means the West Linapacan/Galoc Block.

        BLOCK D means the retention area described in Recital B (b)(iii).

        CONSORTIUM means the Assignors and Oriental.

        CONTRACT AREA has the meaning in Recital B.

        COST RECOVERY means the recovery of Operating Expenses allowed Contractor under the Service Contract.

        DOE means the Department of Energy of the Republic of the Philippines.

        DRILLING OPTION has the meaning in clause 3.1.

        EARNING PERIOD means the period from the Agreement Date up to the date upon which SOCDET shall have earned the Initial Farmout Interest under clause 2.2 and then from that date until SOCDET shall have earned the Additional Farmout Interest under clause 3.3.

        ENCUMBRANCE means mortgages, charges, pledges, bills of sale, retained interests, royalties, carried interests, net profit interests or other interests by whatever name called or claims by third parties.

        EXCLUDED AREA means the area covered by the North Matinloc Block

        EXISTING OPERATIONS means cyclic production operations within the Nido Block and Matinloc Block and such other operations in relation to the Contract Area as in accordance with good oilfield and engineering practices are required to maintain existing production facilities. and equipment in good operating order and condition and are necessary to maintain in good standing the Service Contract.

        FARMOUT CONTRACT AREA means the Contract Area excluding the Excluded
        Area.

        FARMOUT INTERESTS means the Initial Farmout Interest or the Additional Farmout Interest or both of them.

        FILIPINO PARTICIPATION ALLOWANCE or FPIA has the meaning defined in sections 2.19 and 6.3 of the Service Contract.

        FORFEITABLE PARTICIPATING INTEREST has the meaning in Recital E.

        GOVERNMENT means Government of the Republic of the Philippines.

        GOVERNMENTAL means an agency, instrumentality, department, division or executive arm of the Government.

        INITIAL FARMOUT INTEREST has the meaning in clause 2.1.

        NET PROCEEDS has the meaning defined in section 7.3(b) of the Service Contract.

        NON-OPERATOR has the meaning under the Operating Agreement.

        OPERATING AGREEMENT means the Operating Agreement referred to in Recital C and includes the Supplemented JOA.

        OPERATING EXPENSES has the meaning defined in section 2.8 of the Service Contract.

        OPERATOR has the meaning under the Operating Agreement.

        OPTIONAL WELL has the meaning in clause 3.1.

        ORIENTAL means Oriental Petroleum and Minerals Corporation and its successors and assigns.

        PARTICIPATING INTEREST means an undivided interest in each Block of the Service Contract and the Operating Agreement and all Joint Property attributable thereto and for avoidance of doubt includes a corresponding interest in FPIA and Production Allowance applicable thereto.

        PETROLEUM INFORMATION means all data, results, records, reports and information relating to the Farmout Contract Area acquired, purchased or generated by or on behalf of the Assignors.

        PETROLEUM LEGISLATION means the Oil Exploration and Development Act of 1972 (Presidential Decree No. 87) as amended by Presidential Decree No. 1857 and the Regulations.

        PRODUCTION ALLOWANCE has the meaning described in section 6.4 of the Service Contract.

        SERVICE CONTRACT has the meaning in Recital A.

        SETTLEMENT AGREEMENT means the agreement referred to in Recital D.

        SUPPLEMENTED JOA means the Operating Agreement referred to in Recital C as supplemented by the Addendum in the form of Exhibit G.

        WORK PROGRAM has the meaning in clause 2.1(a).

    1.2 In this Agreement

        (a) a reference to this Agreement includes any variation or replacement of it;

        (b) a reference to a statute, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them occurring at any time before or after the date of this Agreement;

        (c) the singular includes the plural and vice versa;

        (d) a reference to a person includes a firm, a body corporate, an unincorporated association or an authority;

        (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

        (f) a reference to a clause or a schedule is a reference to a clause or a schedule in this Agreement;

        (g) a reference to a month is a reference to a calendar month; and

        (h) the expressions "Affiliate"; "Contract Year"; "Defaulting Party"; "Management Committee"; "Non-defaulting Party"; "Petroleum"; "Production Area"; Operations"; "Property"; and "Regulations" when used herein in the context of the Operating Agreement have the same meanings given to-those expressions under the Operating Agreement.

2. Farmout to SOCDET

    2.1 The Assignors agree to farmout to SOCDET an undivided thirty five percent (35%) Participating Interest in all Blocks of the Farmout Contract Area, as governed and affected by the Service Contract and the Operating Agreement (Initial Farmout Interest), subject to the following terms and conditions:

        (a) SOCDET shall, subject to the terms hereunder, submit to the DOE a firm work program and budget consisting of a 3-D acquisition, processing and interpretation program relating to the Farmout Contract Area with a minimum expenditure commitment of U.S. dollars six million (US$6,000,000.00) (subject to the last sentence hereof) which 3-D seismic program shall be commenced within the coming weather window, i.e. October, 1996 to June, 1997 (WORK PROGRAM). SOCDET shall have the right to include in the Work Program the drilling of the Optional Well with a minimum expenditure commitment of U.S. dollars four million (US$4,000,000.00) as referred to in clause 3.1 below. If the Work Program acquires, processes and interprets 3/D seismic over the whole of the Farmout Contract Area at a cost of less than US dollars six million (US$6,000,000) then the amount of the under-expenditure shall be applied towards the cost of the drilling of the Optional Well;

        (b) subject to existing laws, rules and regulations of the DOE and the Service Contract, SOCDET shall undertake the Work Program at its sole cost, risk and expense and shall satisfy on behalf of Consortium all reportorial requirements of the DOE applicable to the Work Program. SOCDET shall further furnish the Consortium, through the Operator, with a copy of the relevant contract covering the 3-D seismic data acquisition and processing;

        (c) SOCDET shall exert utmost care and diligence to ensure that the data obtained in the Work Program is forthwith and with dispatch duly processed by a reputable data processing outfit and, thereafter, interpreted with diligence and dispatch; and

        (d) SOCDET shall always keep the Consortium, through the Operator, current on developments affecting the Work Program and furnish the Consortium, through the Operator, with copies of the processed data and the interpretation thereof, including other relevant reports thereon.

    2.2 Upon receipt by the Consortium Of the data under clause 2.1(d) above, and the exercise by SOCDET of the Drilling Option, SOCDET shall have earned the Initial Farmout Interest which interest is shown in the third column of Exhibit B attached hereto.

    2.3 SOCDET and the Assignors (and to the extent required, the Assignors shall procure that Oriental) promptly thereafter shall execute an appropriate Assignment Document assigning the Initial Farmout Interest to SOCDET free of Encumbrances.

3. OPTIONAL PROGRAM

    3.1 Notwithstanding the inclusion or non-inclusion of an optional well in the Work Program submitted to the DOE pursuant to clause 2.1(a) above, SOCDET shall have the option to drill (Drilling Option) one well in the Farmout Contract Area with a minimum expenditure commitment of Four Million US Dollars (US$4,000,000.00) (Optional Well) which option shall be exercisable within nine (9) months from the date of the completion of the 3-D seismic data interpretation under clause 2.1(c) above and which Optional Well shall be drilled within one year from the date of the exercise of the Drilling Option.

    3.2 SOCDET shall assume operatorship of the Service Contract for purposes of drilling the Optional Well from the date of the exercise of the Drilling Option and shall drill the well at its sole cost, risk and expense. In connection with the drilling of the Optional Well, SOCDET shall be bound by the obligations of Operator to the Non-Operators set forth in the Operating Agreement with the Consortium being considered as the Non-Operator. Not later than sixty (60) days from the date of the exercise of the Drilling Option, SOCDET shall, unless otherwise agreed upon by the parties, become the new Operator of the Service Contract and shall then assume full operatorship of the Service Contract and APPI shall resign and promptly carry out its hand over obligations under clause 3.6 of the Operating Agreement.

    3.3 Upon the completion of the drilling of the Optional Well to its programmed depth or economic basement or the completion of testing, if warranted, and the capping or plugging of the well, whether permanently in the case of a dry well or temporarily in the case of a well which was tested positive for hydrocarbons whether or not such well may thereafter be completed as a producing well, SOCDET shall have earned an additional twenty five percent (25%) Participating Interest in all Blocks of the Farmout Contract Area as governed and affected by the Service Contract and Operating Agreement (Additional Farmout Interest), which interest is shown in the third column of Exhibit C attached hereto.

    3.4 SOCDET and the Assignors (and to the extent required; the Assignors shall procure that Oriental) shall execute an appropriate Assignment Document assigning the Additional Farmout Interest to SOCDET free of Encumbrances.

4. JOINT OPERATING AGREEMENT

    4.1 Each Assignor by becoming a party to this Agreement agrees to be bound by the Addendum in Exhibit G and to execute and procure the execution by Oriental of the Addendum in Exhibit G and to be bound by the Supplemented JOA with effect from the date of this Agreement and agrees that in the event of any inconsistency between the Supplemented JOA and the Operating Agreement referred to in Recital B the Supplemented JOA prevails to the extent of the inconsistency.

    4.2 Whilst SOCDET is carrying out the Work Program in clause 2.1(a), the parties agree that the text of certain amendments to the Operating Agreement shall be agreed to provide for the following principles of allocation, once SOCDET shall have earned a Farmout Interest as herein contemplated and after appropriate DOE approval of the relevant assignment of interest:

        (a) the Filipino Participation Incentive Allowance allowed under the Service Contract shall be allocated between SOCDET and the Consortium in the same manner as the allocation of the Production Allowance applicable to each Block under the Service Contract, and the Operating Agreement;

        (b) the Cost Recovery allowed Contractor under the Service Contract shall be allocated between SOCDET and the Consortium in proportion to their respective Participating Interests in each Block from which petroleum production or production proceeds is derived;

        (c) the Net Proceeds share of Contractor under the Service Contract shall be allocated to SOCDET and the Consortium in proportion to their respective Participating Interests in each Block from which petroleum production or production proceeds is derived; and

        (d) as among the parties comprising the Consortium, the Contractor's entitlements above allocated to the Consortium shall be governed by the Settlement Agreement without effect of this clause 4.2.

    4.3 Using for illustrative purposes only Block C and assuming SOCDET shall have earned its 60% Participating Interest in that Block the intended effect of clause 4.2 is shown in Exhibits D & E attached.

    4.4 Following the receipt by the Consortium of the data under clause 2.1(d) above and prior to the exercise by SOCDET of the Drilling Option the Supplemented JOA will be reviewed and changes negotiated in good faith in order to make its provisions more consistent with then applicable current practices in the international exploration and production oil and gas industry. The revised draft will be prepared by SOCDET and will also consolidate the amendments agreed under clause 4.2 and the parties will negotiate in good faith with a view to its terms being settled prior to the exercise by SOCDET of the Drilling Option.

5. SPECIAL PROVISIONS RE: DEFAULTING PARTY

    5.1 The parties recognise that the Assignors as members of the Consortium, as Non-Defaulting Parties, have contingent proportionate shares in the Forfeitable Participating Interest in each Block of the Defaulting Party, Oriental, which contingent proportionate shares include costs and expenses attributable to the Forfeitable Participating Interest as well as production proceeds attributable to the Forfeitable Participating Interest plus the interest stipulated in the Operating Agreement. SOCDET is likewise made aware of the Assignors' willingness, but without waiver of rights, remedies and causes of action under the law and the Operating Agreement to allow the Defaulting Party to remedy its default by the full payment of the amount advanced on behalf of Oriental, including the stipulated interest thereon, which amount stands, as of April 02, 1996, at U.S. dollars one million four hundred and three thousand four hundred and ninety and twenty four cents (US$1,403,490.24).

    5.2 Upon each assignment of a Farmout Interest to SOCDET, which assignment will necessarily include a relevant proportion of each Assignor's contingent or actual proportionate share in the Forfeitable Participating Interest SOCDET shall succeed to all rights, remedies and causes of action thereafter attributable to each Assignor's contingent or actual proportionate share assigned to SOCDET but without being liable to pay or contribute towards any amount which was or may have been paid by any Assignor as its pro-rata share in the costs and expenses attributable to the Forfeitable Participating Interest of Oriental prior to the date that SOCDET shall have earned its respective Farmout Interests.

    5.3 Upon each assignment of a Farmout Interest SOCDET acknowledges its obligation under the Operating Agreement to meet cash calls attributable to the respective Farmout Interests earned by it.

    5.4 In the event that the Assignors and Oriental agree upon Oriental's remedying its default before a Farmout Interest is earned by SOCDET, then the Assignors shall ensure that Oriental shall be bound by this Agreement and join the Consortium in proportionately assigning the Farmout Interest earned by SOCDET.

    5.5 In the event that the parties agree to allow Oriental to remedy its default after SOCDET shall have earned a Farmout Interest then SOCDET shall have the right to recover from Oriental payment pari passu with the Assignors any amount it may have advanced on behalf of the proportionate share of the Forfeitable Participating Interest assigned to it pursuant to this Agreement.

6. EARNING PERIOD

    6.1 During the Earning Period, the Operator and if requested each Assignor shall provide SOCDET and its authorised employees, agents or professional advisers access to all Petroleum Information and such technical, legal and financial information in its possession or under its control relating to the Farmout Contract Area as SOCDET may from time to time reasonably require.

    6.2 During the Earning Period, each Assignor shall, subject to its obligations under this clause, continue to meet its pro rata share of all duly approved cash calls, expenditures, including insurance costs, relating to the Operating Agreement.

    6.3 During the Earning Period each Assignor agrees with SOCDET, without prejudice to the rights and obligations of Operator under the Operating Agreement, that it shall hold and administer its Participating Interest with due regard to the interests of SOCDET under this Agreement and, in particular, shall:

        (a) conduct its affairs in relation to its Participating Interest and the Contract Area in a businesslike and usual manner and in accordance with good oilfield practice;

        (b) perform its obligations under the Service Contract and the Operating Agreement and all other contracts affecting its Participating Interest and promptly notify SOCDET of any material breach thereof by any party thereto (including itself);

        (c) promptly provide SOCDET with copies of all notices, work programmes, budgets, authorisations for expenditure, operating and technical committee minutes, cash calls and other information prepared or received by it relating to its Participating Interest; .

        (d) promptly notify SOCDET of any material matters coming to its attention and which in any way affects its Participating Interest or the Service Contract including without limitation all offers, trades, farm-in proposals and other expressions of interest relating to its Participating Interest; and

        (e) consult with SOCDET in respect of all material decisions in respect of operations under the Service Contract and shall seek to reach mutual agreement with SOCDET on all such matters. In the event that agreement cannot be reached each Assignor shall retain the right to take such decisions and conduct operations as it considers appropriate, but subject always to clauses 6.4 and 6.5.

    6.4 From the Agreement Date, each Assignor shall keep SOCDET informed of any approval, consent or waiver under the Service Contract or the Operating Agreement in relation to the following:-

        (a) the approval or variation of any work programme or budget relating to furthering or recommencing Existing Operations;

        (b) any production Operations in the Production Areas or elsewhere in the Contract Area as part of Existing Operations;

        (c) the execution of any contract or other instrument relating to the conduct of Existing Operations; or

        (d) any other matter likely to affect in any material respect the nature or extent of exploration, appraisal, development or production operations under the Service Contract or the extent of any existing or future expenditure obligations relating to the Participating Interests.

    6.5 From the Agreement Date, the Assignors shall not without the prior consent of SOCDET:

        (a) commence any litigation, arbitration or administrative or other proceeding which affects or touches on the validity of the Participating Interests or this Agreement and promptly will provide SOCDET with details of any proceedings or claims brought or threatened against the Assignors or any of them in relation to the Participating Interests; or

        (b) dispose of, grant, allow or enter into any contract agreeing to dispose of, grant, or agree to any option or right over the Participating Interests;

        (c) transfer, assign, surrender, withdraw, farmout, non consent or sole risk any right or interest under the Service Contract or Operating Agreement;

        (d) conduct any drilling operations in the Farmout Contract Area;

        (e) conduct any production operations in the Farmout Contract Area which are not as at the Agreement Date covered by, or in the ordinary course are contemplated by, Existing Operations;

        (f) agree to or permit any variation, amendment or exception from conditions under the Service Contract; or

        (g) agree to or permit any amendment or variation of the Operating Agreement.

    6.6 From the Agreement Date, each Assignor shall use all reasonable efforts having regard to the interests of SOCDET under this Agreement to:

        (a) ensure that Service Contract is kept in full force and effect and is not subject to revocation, forfeiture or cancellation;

        (b) ensure that Existing Operations are carried out efficiently and the Property is preserved and maintained; and

        (c) ensure that the Participating Interests remain valid, subsisting and enforceable in accordance with the terms.

    6.7 If, from the Agreement Date:

        (a) any interest of an Assignor (not being part of that Assignor's Participating Interest available for assignment as part of the Initial Farmout Interest or Additional Farmout Interest) is offered for sale under the Operating Agreement then, SOCDET may acquire such interest on the terms offered for sale unless the assignment is made in favor of an Affiliate of the Assignor and in accordance with the provisions of clauses 9.1 and 9.2; and

        (b) any Assignor withdraws from the Service Contract or Operating Agreement such that the remaining Assignors' Participating Interests are proportionally increased then the additional interest so acquired shall in turn proportionally become part of the Farmout Interests and shall be transferred and assigned to SOCDET under clause 2.2 or clause 3.3 as applicable for no additional consideration.

    6.8 The Assignors undertake that they will cause Operator to maintain in full force and effect insurance coverage in respect of the Participating Interests during the Earning Period and will arrange for SOCDET's interest to be noted by insurer and evidence of this is to be provided to SOCDET.

    6.9 The risk in the Farmout Interests shall remain with the Assignors until the interests have been earned respectively under clause 2.2 and clause 3.3, at which time it shall pass to SOCDET. Notwithstanding any other provision of this Agreement, there shall be no obligation upon SOCDET to proceed with this Agreement if the Assignors' interest in the Participating Interests or Property is cancelled, forfeited, surrendered, lost, or destroyed or becomes a total constructive loss before the Farmout Interests have been respectively earned under clause
        2.2 and clause 3.3.

7.         REPRESENTATIONS AND WARRANTIES

    7.1 Each Assignor represents, warrants and covenants severally as at the date of this Agreement and as of the date of assignment of each of the Farmout Interests that:

        (a) the Recitals hereto are accurate;

        (b) the Assignors can and will procure and assign on an unencumbered basis, other than for the provisions of the Service Contract and the Operating Agreement, sufficient interests to make up the Farmout Interests to be assigned to SOCDET under clause 2.3 and if applicable clause 3.4;

        (c) the Assignors can and will secure all necessary consents and approvals in order to give full legal effect to the amendments referred to in clause 4.2.

        (d) the current term of the Service Contract is valid until 17th December 2010 with a right to renewal for a further period of up to 15 years upon terms to be agreed with DOE;

        (e) it has no knowledge of any, breach of the conditions of the Service Contract as would provide grounds for terminating the Service Contract and the Service Contract is in good standing in terms of the Petroleum Legislation;

        (g) there have been no amendments to the Service Contract other than as recited herein;

        (h) there are no outstanding work programmes committed under section 5 of the Service Contract required to be undertaken in the Contract Area;

        (i) the Cost Recovery attributable to the Farmout that has not been recovered under the Contract Area is approximately US$200,000,000 and there are no major outstanding audit or other exceptions raised by the DOE in relation to the Cost Recovery;

        (j) it has not received, nor is it aware of any Governmental demand, directive, order or request for rehabilitation, decommissioning or removal of any platform or installed facilities in the Farmout Contract Area;

        (k) the inventory of equipment provided to SOCDET and dated 25th June, 1996 is complete as of said date in all material respects;

        (l) the Property is in existence and has not suffered major physical damage other than ordinary wear and tear which materially adversely affects the operation of the facilities and equipment;

        (m) the platforms and installed facilities in the Farmout Contract Area were installed in accordance with good oilfield practice and no Governmental demand directive order or request for modification or change to the platforms and installed facilities has been required;

        (n) the Petroleum Information listing provided by Operator to SOCDET in Manila on lst August 1996 is complete in all material respects;

        (o) the Operating Agreement is in force in accordance with its terms;

        (p) there have been no amendments to the Operating Agreement other than as recited herein;

        (q) there are no carried interests other than as provided in the Participation Agreement and the Operating Agreement;

        (r) the Supplemented JOA is an accurate statement of the rights and obligations of all parties entitled thereunder;

        (s) as regards SOCDET only, and its rights and obligations the Supplemented JOA is effective to override any reserved rights, including options to purchase, rights of refusal and voting proxy arrangements which may have arisen from prior assignments or agreements to assign Participating Interests between itself and another Assignor;

        (t) APPI is the Operator and is not in default with its obligations under the Operating Agreement;

        (u) there are no current independent operations as referred to in
            Article IX of the Operating Agreement other than in the Nido Block;

        (v) there are no current insurance claims that are outstanding or have been declined;

        (w) as regards SOCDET only, and its rights and obligations, to the extent that the provisions of the Settlement Agreement are in conflict with the Supplemented JOA the provisions of the Supplemented JOA shall prevail, notwithstanding clause 16 of the Settlement Agreement;

        (x) save for in relation to Existing Operations there are no seismic, technical services, charter party equipment leasing or other contracts in existence relating to the Farmout Contract Area and which have been or are purported to have been entered into by or on behalf of the Consortium;

        (y) there are no overlift or underlift entitlements to production as referred to in Article 10 of the Operating Agreement;

        (z) all authorizations or approvals required under any environmental law or Governmental directive relating to the carrying out of operations in the Farmout Contract Area are current and have not been breached;

       (aa) all liabilities that have arisen under the Service Contract and fallen due for settlement prior to the Agreement Date have been settled, discharged or compromised;

       (bb) it has no knowledge of any default, including failure to pay any cash calls, by any other party (other than Oriental) to the Service Contract or the Operating Agreement in its compliance with its obligations under the Service Contract and the Operating Agreement;

       (cc) its Participating Interest is free from Encumbrances;

       (dd) it owns its Participating Interest legally and beneficially and has a good title to it and, subject to the terms of the Service Contract and the Operating Agreement and this Agreement, it has the right to assign and transfer its share of its Participating Interest to SOCDET subject to the prior approval of the DOE as provided under the Service Contract and the Operating Agreement;

       (ee) it has no knowledge of any actions or other proceedings pending or threatened against it in or by any court, administrative or other tribunal which might affect the title of SOCDET to its share of its Participating Interest or its right to assign and complete the assignments to SOCDET in accordance with this Agreement; and

       (ff) all information provided to SOCDET by it or on its behalf is accurate and complete in all material respects and SOCDET is entitled to rely upon the same in entering into this Agreement.

    7.2 Each Assignor shall not do any act or thing, or authorize any act or thing to be done over which it has control or which it can otherwise by the exercise of any right or power reasonably prevent from being done, which would reasonably prevent any of the representations or warranties set out in clause 7.1 from being materially true and materially accurate when repeated as at the date of assignment of each of the Farmout Interests by reference to circumstances then existing.

    7.3 Each Assignor acknowledges that SOCDET has entered into this Agreement in reliance on the representations, warranties and undertakings of each Assignor herein.

    7.4 If any change in circumstance or in any fact or matter as referred to in clause 7.1 occurs during the Earning Period which renders the representations and warranties given by each Assignor in this Agreement materially inaccurate, the Assignor shall forthwith give SOCDET a disclosure letter containing the full particulars and that Assignor and SOCDET shall promptly discuss the material inaccuracy including the effects on the value of the Farmout Interests and whether the consideration herein should be varied or other terms hereof should be amended or supplemented to take account of any such change in circumstances or fact or matter

    7.5 The Assignors jointly and severally indemnify and hold harmless SOCDET against any loss, claim, liability, cost or expense (including legal costs) suffered by it by virtue of any breach of warranty by the Assignors or any failure on the part of the Assignors to comply with clause 7.1.

    7.6 Disputes or differences regarding any of the provisions of this clause 7 are not referable to arbitration under clause 14.

8. CONSENTS AND APPROVALS

    8.1 This Agreement is subject to:

        (a) verification by DOE that the Service Contract is in force in accordance with its terms, in terms satisfactory to SOCDET; and

        (b) the consent of the DOE being obtained under clause 16.4 of the Service Contract subject to the usual DOE requirements for financial and technical capability of the assignee.

        SOCDET shall forthwith seek the verification under paragraph (a), if not already done prior to the Agreement Date, and Operator and SOCDET shall forthwith make application to DOE for its consent under paragraph (b).

    8.2 Each party will use all reasonable endeavors to ensure clause 8.1 is satisfied as soon as practicable and Operator shall notify all parties as soon as clause 8.1 is satisfied.

    8.3 Clause 8.1 is for the benefit of SOCDET and may be waived by it any time by notice in writing to the Assignors.

    8.4 If Clause 8.1 is not satisfied or waived prior to 30 days before the expected commencement date of the Work Program (or such other date as may be agreed by the parties) then SOCDET may terminate this Agreement.

9.  ASSIGNMENT

    9.1 A Party may assign to any Affiliate any or all of its rights hereunder. Each Party shall remain liable to the other for performance of all its obligations under this Agreement notwithstanding any assignment by such Party pursuant to this Clause 9.1, but performance of such obligations by the Affiliate to which such fights are assigned shall pro tanto discharge such Party from performance of such obligations.

    9.2 An assignment pursuant to clause 9.1 shall be subject to the condition that the Affiliate shall first have agreed with the Parties to be bound by the provisions of this Agreement.

    9.3 Subject to the Service Contract and the Operating Agreement, a Party may assign the whole, or part of its rights and obligations under this Agreement if the proposed assignee has the technical and financial resources to undertake and discharge the obligations being assigned to it and has agreed with the Parties to be bound by this Agreement.

10. CONFIDENTIALITY

     10.1 This Agreement shall remain confidential and no Party shall make any public announcement or statement with respect thereto without the written consent of the other Party except to the extent necessary in order to comply with the Service Contract and except to the extent required by law, or regulation or local order of the court or by a stock exchange upon which the shares of a Party or of an Affiliate are listed.

     10.2 It is agreed that all information and data pertaining to this Agreement and the Work Program and Optional Well shall be held strictly confidential in accordance with the Operating Agreement.

     10.3 The provisions of this Clause 10 shall continue to bind each of the Parties notwithstanding that it may have ceased to be a Party until a date three (3) years after the termination of this Agreement.

11. FORCE MAJEURE

     11.1 Neither Party shall be liable for any delay in or failure of performance of any of its obligations hereunder, other than an obligation to make a monetary payment, if:

          (a) such delay or failure is caused by events beyond its reasonable control including act of God, strike, lockout or other labor difficulty, act of public enemy, war, blockade, revolution, riot, insurrection, civil commotion, native title claim, lightning, storm, flood, fire, earthquake, explosion, action, inaction, demand, order, restraint, restriction, requirement, prevention, frustration or hindrance by or of any persons, government or competent authority, embargoes, unavailability of labor, services, essential equipment, chemicals or other materials, lack of transportation and any other cause whether specifically referred to above or otherwise which is not within its reasonable control;

          (b) it has taken all proper precautions, due care and reasonable alternative measures with the object of avoiding the delay or failure and of carrying out its obligations under this Agreement provided that nothing herein contained shall require a Party to settle or compromise a labor dispute if to do so would in its sole discretion be contrary to its best interest; and

          (c) as soon as possible after the beginning of an occurrence which affects the ability of the claiming Party under this clause 11.1 to observe or perform any of its covenants or obligations under this Agreement, the claiming Party shall give notice to the other Party of the specific nature of the occurrence and, as far as possible, estimating its duration.

12. NOTICES

     12.1 Any notice or other communication in connection with this Agreement must be in writing and in the English language signed by the Party giving it or that Party's authorized representative and it may be:

          (a) handed to or served upon the Party's duly designated representative or the person in charge of the office or place of business;

          (b) sent by registered mail (airmail if posted to or from a place outside the Philippines or Australia) to the address of the addressee; or

          (c)  sent by facsimile to the facsimile number of the addressee,

          the particulars of which are as follows:

          ASSIGNORS
          Address:   C/- Alcorn (Production) Philippines, Inc.
                     15th Floor
                     Pacific Star Building, Sen. Gil. J. Puyat Avenue Corner of Makati Avenue
                     Makati City, Metro Manila
                     Philippines

          Facsimile: 0011 632 811 5683

          SOCDET

          Address:   2nd Floor
                     76 Kings Park Road
                     West Perth
                     Western Australia

          Facsimile: (619) 322 4413

          or any other address or facsimile number which is notified by a Party to the other Parties.

     12.2 Any notice of other communication takes effect from the time it is received unless a later time is specified in it.

     12.3 A notice or other communication is taken to be received:

          (a) if served as provided in Section 12.1(a) at the time of actual receipt as evidenced in the receipt;

          (b) if served as provided in Section 12.1(b), upon actual receipt by the addressee, but if it fails to claim its mail from the post office within five (5) days from the date of the first notice of the postmaster, service shall take effect at the expiration of such time; and

          (c) if it is sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirely to the facsimile number of the addressee.

          For the purposes of this clause, "business day" means a day on which banks are open for business in Manila and Perth except a Saturday or Sunday.

13.  MISCELLANEOUS PROVISIONS

     RELATIONSHIP

     13.1 Nothing in this Agreement is to be construed so as to constitute any Party the partner or agent of any other Party or to create any trust, joint venture or partnership between or involving them.

     COSTS

     13.2 The Parties are to pay their own legal and other costs and expenses in connection with the preparation, execution and completion of this Agreement and or other related documentation.

     WAIVER AND VARIATION

     13.3 A provision of or a right created under this Agreement may not be:

          (a)  waived except in writing signed by the Party granting the wavier;
               or

          (b)  varied except in writing signed by the Parties.

     APPROVALS AND CONSENTS

     13.4 A Party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this Agreement provides otherwise.

     REMEDIES CUMULATIVE

     13.5 The rights, powers and remedies provided in this Agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this Agreement.

     INDEMNITIES

     13.6. ln relation to each indemnity in this Agreement:

          (a) it is a continuing obligation, separate and independent from the other obligations of the Parties and survives termination of this Agreement; and

          (b) it is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this Agreement.

     PUBLICITY

     13.7 A Party may not make press or other announcements or releases relating to this Agreement and the transactions the subject of this Agreement without the approval of the other Party to the form and manner of the announcement or release unless that announcement or release is required to be made by law or by a stock exchange.

     ENTIRE AGREEMENT

     13.8 This Agreement constitutes the entire agreement of the Parties about its subject matter and any previous agreements (including without limitation a Heads of Agreement dated 25th June 1996), understandings and negotiations on that subject matter cease to have effect.

     GOVERNING LAW AND JURISDICTION

     13.9 This Agreement is governed by the law in force in the Philippines and each party irrevocably and unconditionally submits to the exclusive jurisdiction of the Courts of the Republic of the Philippines.

14. DISPUTE RESOLUTION AND ARBITRATION

     14.1 In this clause 14, "Dispute Notice" means a notice given by Parties under clause 14.3 (a), which specifies in general terms the nature of the dispute or difference.

     14.2 If any dispute or difference arises between the Parties in connection with any aspect of this Agreement (other than clause 7), the Work Program, Optional Well, the Service Contract or the Farmout Contract Area or the validity of this Agreement, the Parties undertake with each other to use all reasonable endeavors, in good faith, to settle the dispute or difference by negotiation.

     14.3 For the purpose of facilitating the process of negotiation referred to in clause 14.2:

          (a) the Party claiming that the dispute or difference has arisen is to give notice to that effect to the other Parties and the notice is also to designate a representative for the negotiation who will have authority to settle the dispute on behalf of that Party; and

          (b) the other Parties are then to promptly designate by notice to the Party giving the Dispute Notice, its or their representative for the negotiation who will have authority to settle the dispute on behalf of the other Parties.

     14.4 Unless a Party has complied with clauses 14.2 and 14.3, that Party may not commence court or arbitration proceedings relating to the dispute or difference.

     14.5 If the Parties or their representatives do not settle the dispute or difference by negotiation within 21 days after the Dispute Notice is given, the Party giving the Dispute Notice shall have the right to commence court proceedings or refer the dispute or difference to arbitration, in accordance with the Rules of the International Chamber of Commerce.

     14.6 An arbitrator is to be appointed as follows:

          (a) the Parties may jointly appoint a sole arbitrator they may agree within 35 days after the Dispute Notice is given; or

          (b) if an arbitrator is not jointly appointed within that period, either Participant may request the President of the Association of International Petroleum Negotiators, headquartered in Dallas, Texas to appoint an arbitrator.

     14.7 The arbitration is to be conducted in accordance with and subject to the laws of the Republic of the Philippines.

     14.8 Each Party may be represented by a duly qualified legal practitioner or other representative.

     14.9 All evidence and submissions to the arbitrator are to be in writing unless the arbitrator otherwise directs or the Parties otherwise agree.

    14.10 The arbitrator is to have authority to give a Party such relief as could be ordered by a court having the appropriate jurisdiction.

    14.11 Each of the Parties agrees to indemnify the arbitrator against any loss, liability, cost or expense incurred or suffered by the arbitrator arising from or in connection with the arbitration.

IN WITNESS WHEREOF, the parties hereto have caused the execution of this Agreement by the signatures of their respective authorized representatives this 24th day of September, 1996 at Manila

ASSIGNORS:                                ASSIGNEE:

ALCORN (PRODUCTION)                       SOCDET PRODUCTION PTY. LTD.
PHILIPPINES,INC.                          ACN 008 607 976

by: /s/ EDUARDO F. HERNANDEZ              by: /s/ CHARLES W. MORGAN
    EDUARDO F. HERNANDEZ                      CHARLES W. MORGAN
    Executive Vice-President                  Managing Director


ALCORN
PHILIPPINES,INC.

by: /s/ EDUARDO F. HERNANDEZ
    EDUARDO F. HERNANDEZ
    Executive Vice-President


ALCORN PETROLEUM AND MINERALS CORPORATION
by: /s/ EDUARDO F. HERNANDEZ
    EDUARDO F. HERNANDEZ
    President


BASIC PETROLEUM AND MINERALS, INC.

by: /s/ OSCAR C. DE VENECIA
    OSCAR C. DE VENECIA
    Chairman & President


BALABAC OIL EXPLORATION AND DRILLING CO., INC.

By: /s/ ANTONIO Q. SEVILLA
    ANTONIO Q. SEVILLA
    Executive Vice-President


PETROFIELDS EXPLORATION
AND DEVELPMENT CO., INC.

By: /s/ MILAGROS V. REYES
    MILAGROS V. REYES
    President

THE PHILODRILL CORPORATION
by: /s/ AUGUSTO B. SUNICO
    AUGUSTO B. SUNICO
    EVP & Treasurer


SEAFRONT RESOURCES CORPORATION

by: /s/ MANUEL D. RECTO
    MANUEL D. RECTO
    President


UNIOIL RESOURCES AND
HOLDINGS CORPORATION

by: /s/ FELIX V. GONZALEZ, JR.
    FELIX V. GONZALEZ, JR.
    President


ALSONS CONSOLIDATED
RESOURCES, INC.
by: /s/ TIRSO G. SANTILLAN, JR.
    TIRSO G. SANTILLAN, JR.
    Executive Vice-President

                                    EXHIBIT A

                       ASSIGNORS' PARTICIPATING INTERESTS
                PLUS SHARE OF FORFEITABLE PARTICIPATING INTEREST

                                     BLOCK A

                                     (NIDO)

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                 34.114        70.215%           36.101          70.215
BASIC                10.138        20.867%           10.729          20.867
PHILODRILL            4.333         8.918%            4.585           8.918
ORIENTAL            (51.415)         --                --              --
   Total                          100.000%           51.415         100.000


                                    BLOCK "B"
                                   (MATINLOC)

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                 25.724        30.937%           5.213          30.937
API                  32.932        39.606%           6.674          39.606
PHILODRILL           12.683        15.253%           2.570          15.253
BASIC                11.810        14.204%           2.394          14.204
ORIENTAL            (16.851)         --               --              --
   Total                          100.000%          16.851         100.000

                                   BLOCK "C"
                                  (W.L/GALOC)

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                23.40           36.909%         13.509           36.909
API                  5.60            8.833%          3.233            8.833
APMC                 7.40           11.672%          4.272           11.672
BASIC               11.00           17.350%          6.350           17.350
BALABAC              1.00            1.577%          0.577            1.577
PETROFIELDS          5.00            7.886%          2.886            7.886
PHILODRILL           3.00            4.732%          1.732            4.732
SEAFRONT             4.00            6.309%          2.309            6.309
UNIOIL               2.00            3.155%          1.155            3.155
ALSONS               1.00            1.577%          0.577            1.577
ORIENTAL           (36.60)            --              --               --
   Total                           100.000%         36.600          100.000

                                    BLOCK "D"

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                 33.15         40.353%           7.203           40.353
API                  35.00         42.605%           7.605           42.605
APMC                  5.00          6.086%           1.086            6.086
BASIC                 7.00          8.521%           1.521            8.521
PHILODRILL            2.00          2.435%           0.435            2.435
ORIENTAL            (17.85)          --               --               --
   Total                          100.000%          17.850          100.000

                                    EXHIBIT B

                     INITIAL FARMOUT INTEREST TO BE ASSIGNED
                             BY ASSIGNORS TO SOCDET

BLOCK "A" (NIDO)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                     34.114                 11.940             22.174
                        (36.101)               (12.635)           (23.466)
BASIC                    10.138                  3.548              6.590
                        (10.729)                (3.755)            (6.974)
PHILODRILL                4.333                  1.517              2.816
                         (4.585)                (1.605)            (2.980)
ORIENTAL                (51.415)                  --                 --
   TOTAL                100.000                 35.000             65.000

BLOCK "B" (MATINLOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                    25.724                    9.003              16.721
                        (5.213)                  (1.825)             (3.388)
API                     32.932                   11.526              21.406
                        (6.674)                  (2.336)             (4.338)
BASIC                   11.810                    4.133               7.677
                        (2.394)                  (0.838)             (1.556)
PHILODRILL              12.683                    4.439               8.244
                        (2.570)                  (0.900)             (1.670)
ORIENTAL               (16.851)                    --                  --
   Total               100.000                   35.000              65.000

BLOCK "C" (W.L./GALOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                     23.40                   8.190              15.210
                       (13.509)                 (4.728)             (8.781)
API                       5.60                   1.960               3.640
                        (3.233)                 (1.132)             (2.101)
APMC                      7.40                   2.590               4.810
                        (4.272)                 (1.495)             (2.777)
BASIC                    11.00                   3.850               7.150
                        (6.350)                 (2.223)             (4.128)
BALABAC                   1.00                   0.350               0.650
                        (0.577)                 (0.202)             (0.375)
PETROFIELDS               5.00                   1.750               3.250
                        (2.886)                 (1.010)             (1.876)
PHILODRILL                3.00                   1.050               1.950
                        (1.732)                 (0.606)             (1.126)
SEAFRONT                  4.00                   1.400               2.600
                        (2.309)                 (0.808)             (1.501)
UNIOIL                    2.00                   0.700               1.300
                        (1.155)                 (0.404)             (0.750)
ALSONS                    1.00                   0.350               0.650
                        (0.577)                 (0.202)             (0.375)
ORIENTAL                (36.60)                   --                  --
   Total               100.000                  35.001              64.999

BLOCK "D"

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                    33.15                   11.603               21.548
                       (7.203)                  (2.521)              (4.682)
API                     35.00                   12.250               22.750
                       (7.605)                  (2.662)              (4.943)
APMC                     5.00                    1.750                3.250
                       (1.086)                  (0.380)              (0.706)
BASIC                    7.00                    2.450                4.550
                       (1.521)                  (0.532)              (0.989)
PHILODRILL               2.00                    0.700                1.300
                       (0.435)                  (0.152)              (0.282)
ORIENTAL               (17.85)                    --                   --
   Total              100.000                   35.000               65.000

                                    EXHIBIT C

                   ADDITIONAL FARMOUT INTERESTS TO BE ASSIGNED
                             BY ASSIGNORS TO SOCDET

BLOCK "A" (NIDO)                                                     EXHIBIT "C"

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                     34.114                  8.529             13.645
                        (36.101)                (9.025)           (14.441)
BASIC                    10.138                  2.535              4.055
                        (10.729)                (2.682)            (4.292)
PHILODRILL                4.333                  1.083              1.733
                         (4.585)                (1.146)            (1.834)
ORIENTAL                (51.415)                  --                 --
   TOTAL                100.000                 25.000             40.000

BLOCK "B" (MATINLOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                      25.724                 6.431             10.290
                          (5.213)               (1.303)            (2.085)
API                       32.932                 8.233             13.173
                          (6.674)               (1.669)            (2.669)
BASIC                     11.810                 2.953              4.724
                          (2.393)               (0.598)            (0.958)
PHILODRILL                12.683                 3.171              5.073
                          (2.570)               (0.642)            (1.028)
ORIENTAL                 (16.851)                 --                 --
   Total                 100.000                25.000             40.000

BLOCK "C" (W.L./GALOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                      23.40                   5.850             9.360
                        (13.509)                 (3.377)           (5.404)
API                        5.60                   1.400             2.240
                         (3.233)                 (0.808)           (1.293)
APMC                       7.40                   1.850             2.960
                         (4.272)                 (1.068)           (1.709)
BASIC                     11.00                   2.750             4.400
                         (6.350)                 (1.588)           (2.539)
BALABAC                    1.00                   0.250             0.400
                         (0.577)                 (0.144)           (0.231)
PETROFIELDS                5.00                   1.250             2.000
                         (2.886)                 (0.722)           (1.154)
PHILODRILL                 3.00                   0.750             1.200
                         (1.732)                 (0.433)           (0.693)
SEAFRONT                   4.00                   1.000             1.600
                         (2.309)                 (0.577)           (0.924)
UNIOIL                     2.00                   0.500             0.800
                         (1.155)                 (0.289)           (0.462)
ALSONS                     1.00                   0.250             0.400
                         (0.577)                 (0.144)           (0.231)
ORIENTAL                 (36.60)                   --                --
   TOTAL                100.000                  25.000            40.000

BLOCK "D"

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                      33.15                  8.288             13.259
                         (7.203)                (1.801)            (2.881)
API                       35.00                  8.750             14.000
                         (7.605)                (1.901)            (3.042)
APMC                       5.00                  1.250              2.000
                         (1.086)                (0.271)            (0.435)
BASIC                      7.00                  1.750              2.800
                         (1.521)                (0.380)            (0.609)
PHILODRILL                 2.00                  0.500              0.800
                         (0.435)                (0.109)            (0.174)
ORIENTAL                 (17.85)                  --                 --
   TOTAL                100.000                 25.000             40.000

                                    EXHIBIT D

                       ILLUSTRATIVE EXAMPLE OF ALLOCATION
                            OF REVENUES FROM BLOCK C

SCHEDULE A                                                           EXHIBIT "D"

ALCORN (PRODUCTION) PHILIPPINES, INC.
ALLOCATION OF SALES PROCEEDS
FOR BLOCK C

                             No. of bbls. lifted                    100,000.0
                             Price/bbl.                              $15.0000

                                 TOTAL              SOCDET       "CONSORTIUM"        GOV'T
                            --------------     --------------   --------------   --------------
FPIA                            112,500.00          65,930.63        46,569.37
COST RECOVERY                 1,050,000.00         630,000.00       420,000.00
NET PROCEEDS
  Contractors                    63,458.44          38,075.05        25,383.39
  Government                    101,533.50                                           101,533.50
  Filipino Group                  4,230.56                            4,230.56
                                169,222.50          38,075.05        29,613.95       101,533.50
PRODUCTION ALLOWANCE            168,277.50          98,619.03        69,658.47
GROSS PROCEEDS IN USD       $ 1,500,000.00     $   832,624.71   $   565,841.79   $   101,533.50
                            ==============     ==============   ==============   ==============
Average Revenue Interest           100.000%            55.508%          37.723%           6.769%
Participating Interest             100.000%            60.000%          40.000%

                                                      DISTRIBUTION
                       --------------------------------------------------------------------------------
                       BASIS                           MANNER (Between Socdet & "Consortium")
                       --------------------------------------------------------------------------------
FPIA                   7.5% of gross proceeds          Amount of FPIA multiply by the percentages as
                                                       per column D of schedule B.
-------------------------------------------------------------------------------------------------------
COST RECOVERY          70% of gross proceeds           Based on participating interest.
-------------------------------------------------------------------------------------------------------
NET PROCEEDS           Gross proceeds less FPIA,
                       Cost Recovery & Production
                       Allowance

Contractors            37.5% of net proceeds           Based on participating interest.
Government             60% of net proceeds
Filipino group         2.5% of net proceeds
-------------------------------------------------------------------------------------------------------
PRODUCTION ALLOWANCE   49.86% of gross proceeds        Amount of Production Allowance multiply by the
                       less FPIA & Cost recovery       percentages as per column D of schedule B.
-------------------------------------------------------------------------------------------------------

NOTE:
      Allocations to "Consortium" shall be further distributed to the parties concerned in accordance with existing agreements (i.e. JOA as amended and Settlement Agreement).

                                                                     EXHIBIT "E"
SCHEDULE B

ALCORN (PRODUCTION) PHILIPPINES, INC.
COMPUTATION OF PRODUCTION ALLOWANCE/FPIA
      PERCENTAGE DISTRIBUTION

                                        A            B         C          D
                                   ----------     ------     ------     ------
SOCDET                             $38,075.05     56.250%    22.430%    58.605%
                                  -----------                ------
OTHER CONSORTIUM MEMBERS
 CONSISTING OF:
FOREIGN PARTIES (APPI/API)           7,361.18     10.875%     4.336%
FILIPINO PARTIES                    18,022.20     26.625%     9.319%
FILIPINO GROUP                       4,230.56      6.250%     2.188%
                                  -----------                ------
                                    29,613.94                15.843%    41.395%
                                  -----------    -------     ------    -------
TOTAL NET PROCEEDS - CONTRACTOR   $ 67,688.99    100.000%    38.273%   100.000%
                                  ===========    =======     ======    =======

Effective Tax Rates:
  Filipino:
    Income Tax                 35.000%
                               ======
  Foreign
    Income Tax                 35.000%
    Branch profit
     remittance tax             4.875%
                               ------
                               39.875%
                               ======

NOTES:

A  Represents parties' share on net proceeds.

B Represents the percentage of each party's share on net proceeds to total net proceeds.

C  Column "B" multiply by the effective tax rate.

D  Shows percentages to be used in distributing Production Allowance & FPIA.

                                    EXHIBIT F

                       FORM OF ASSIGNMENT AND ASSUMPTION

                                                                       EXHIBIT F

                             DATED           1996

                      ALCORN (PRODUCTION) PHILIPPINES, INC.

                            ALCORN (PHILIPPINES) INC.

                    ALCORN PETROLEUM AND MINERALS CORPORATION

                        BASIC PETROLEUM AND MINERALS INC.

                 BALABAC OIL EXPLORATION AND DRILLING CO., INC.

             PETROFIELDS EXPLORATION AND DEVELOPMENT COMPANY, INC.

                           THE PHILODRILL CORPORATION

                         SEAFRONT RESOURCES CORPORATION

                    UNIOIL AND GAS DEVELOPMENT COMPANY, INC.

                       ALSONS CONSOLIDATED RESOURCES INC.

                 [ORIENTAL PETROLEUM AND MINERALS CORPORATION]*

                            (collectively ASSIGNORS)

                                     - AND -

                          SOCDET PRODUCTION PTY. LTD.
                                ACN 008 607 976

--------------------------------------------------------------------------------
                        DEED OF ASSIGNMENT AND ASSUMPTION
                               SERVICE CONTRACT 14
--------------------------------------------------------------------------------

                                EDWARDS THOMPSON
                                   Solicitors
                             Level 31, QV1 Building
                             250 St George's Terrace
                          Perth, Western Australia 6000

                               Tel: (09) 321 2722
                               Fax: (09) 321 2788
                               Ref: AGT:JAS:980350
------------
* [CURRENTLY A DEFAULTING PARTY. IF DEFAULT IS REMEDIED BY EFFECTIVE DATE INCLUDE AS A PARTY, OTHERWISE DELETE.]

THIS DEED OF ASSIGNMENT AND ASSUMPTION is made and entered into this
day of               199[ ].

BETWEEN:

ALCORN (PRODUCTION) PHILIPPINES, INC. (APPI) of 15th Floor, Pacific Star Building, Sen. Gil. J. Puyat Avenue, corner of Makati Avenue, Makati City, Metro Manila, Philippines

ALCORN (PHILIPPINES) INC. (API) of 15th Floor, Pacific Star Building, Sen. Gil.
J. Puyat Avenue, corner of Makati Avenue, Makati City, Metro Manila, Philippines

ALCORN PETROLEUM AND MINERALS CORPORATION (APMC) of Suite 1801, Pearlbank Centre, 146 Valero Street, Salcedo Village, Makati City, Metro Manila, Philippines.

BASIC PETROLEUM AND MINERALS INC. (Basic) of 7th Floor, Basic Petroleum Building, Carlos Palanca, Jr. St., Legaspi Village, Makati City, Metro Manila, Philippines

BALABAC OIL EXPLORATION AND DRILLING CO., INC. (Balabac) of Suite 6A Sagittarius Condominium H.V. delta Costa St., Salcedo Village, Makati City, Metro Manila, Philippines

PETROFIELDS EXPLORATION AND DEVELOPMENT COMPANY, INC. (Petrofields) of 7th Floor, JMT Building, ADB Avenue Ortigas Centre, Pasig City 1600, Philippines

THE PHILODRILL CORPORATION (Philodrill) of 8th Floor, Quad Alpha Centrum, 125 Pioneer St, Mandaluyong City, Metro Manila, Philippines

SEAFRONT RESOURCES CORPORATION (Seafront) of 32/F Tektite Tower No. 1, Tektite Rd, Ortigas Centre, Pasig City, Metro Manila, Philippines

UNIOIL AND GAS DEVELOPMENT COMPANY, INC. (Unioil) of Unit 6B, Sagittarius Condominium H.V. dela Costa St., Salcedo Village, Makati City, Metro Manila, Philippines

ALSONS CONSOLIDATED RESOURCES INC. (Alsons) of 2F Priscilla Bldg., 2278 Pasong Tamo Ext. Makati City, Metro Manila, Philippines

[ORIENTAL PETROLEUM AND MINERALS CORPORATION (Oriental) of 7th Floor, Corinthian Plaza, Paseo de Roxas, Legaspi Village, Makati City, Metro Manila, Philippines]*

(collectively ASSIGNORS)

AND

SOCDET PRODUCTION PTY. LTD. ACN 008 607 976 (SOCDET) a company incorporated in Australia with its principal office at 2nd Floor, 76 Kings Park Rd, West Perth, Western Australia.

                                   WITNESSETH
WHEREAS

A. The Assignors comprise the Contractor parties under Service Contract No. 14 made and entered into on 17th December 1975 as amended by the First Amendment of the Service Contract entered into 29th December 1980 and further amended by Addendum to Service Contract entered into 7th October 1991 (together referred to as the SERVICE CONTRACT).

B. The Contract Area originally comprised four blocks "A", "B", "C" and "D" offshore Palawan Island, as more particularly described in annex A to the Service Contract. Subsequently parts of the original Contract Area have been delineated as Production Areas and relinquished and retained and varied such that:

    (a) the Production Areas now comprise:

        (i) the Production Area being Block A covering 2424.24 hectares (NIDO BLOCK);

       (ii) the Production Areas of the Matinloc Block covering 2666.67 hectares and of the Libro Field covering 121.2 hectares (together the MATILOC OIL PRODUCTION COMPLEX); and

      (iii) the Production Area to the north of the Matinloc Block being Block B1 covering 848.48 hectares (NORTH MATINLOC BLOCK); and

    (b) the retained areas, in addition to the Production Areas, now comprise:
------------

[* CURRENTLY A DEFAULTING PARTY. IF DEFAULT IS REMEDIED BY EFFECTIVE DATE, INCLUDE AS A PARTY, OTHERWISE DELETE]

        (i) the retention area being Block C covering 33818.18 hectares (WEST LINAPACAN/GALOC BLOCK);

       (ii) the retention area within Block B covering 8848.48 hectares; and

      (iii) the retention area being Block D covering 18,545.45 hectares.

    The co-ordinates for each of the foregoing areas are listed in Exhibit B attached hereto and the areas are shown on the map attached hereto as Exhibit C.

C. For the purpose of this deed BLOCK means all or any of Block A, Block B, Block C and Block D and

    o   Block A means the Nido Block;

    o Block B means the Matinloc Oil Production Complex and the retention area in Recital B(b)(ii);

    o   Block C means the West Linapacan/Galoc Block; and

    o   Block D means the retention area described in Recital
        B(b)(iii).

D. The Contractor parties are bound by an Operating Agreement entered into 17 July 1976 as supplemented by a Supplementary Agreement dated 14th April 1977, amended by a deed dated lst January 1979 and supplemented by an
    Addendum dated                   1996, all in relation to petroleum
    operations under the Service Contract.

E.  SOCDET has earned an undivided interest of [   ] percent [insert 35% or 25%,
    as applicable] in each Block under the Service Contract and the Operating
    Agreement with effect from the              19[ ] ("EFFECTIVE DATE").

F.  Accordingly, each Assignor wishes to assign

    (a) to SOCDET and the Assignors the Service Contract; [DELETE THIS PARAGRAPH IF ASSIGNMENT IS FOR THE 25 % INTEREST]

    (b) to SOCDET an interest in each Block under the Service Contract as set opposite that Assignor's name in the third column of Exhibit A hereto; and

    (c) to SOCDET a corresponding undivided interest in each Block under the Operating Agreement all with effect from the Effective Date.

NOW THEREFORE:

1. In accordance with section 16.4 of the Service Contract and sections 2.22 and 11.1 of the Operating Agreement the Assignors hereby assign, transfer and convey:

    (a) to SOCDET and the Assignors the Service Contract; [DELETE THIS PARAGRAPH IF ASSIGNMENT IS FOR THE 25% INTEREST]

    (b) a 35% [OR IF APPLICABLE A 25%] interest in each Block which is contributed by each Assignor as set opposite that Assignor's name in the third column of Exhibit A hereto (and which for avoidance of doubt includes a corresponding proportionate share of "Operating Expenses", "FPIA" and "Production Allowance" as defined and referred to the Service Contract); and

    (c) to SOCDET a corresponding undivided interest under Operating Agreement free of any lien, encumbrance or third party claim except as may be provided in the Service Contract all with effect from the Effective Date.

2. SOCDET accepts the assignments in clause I and assumes with effect from the Effective Date all rights and obligations, risks, benefits and liabilities of the Assignors under, the Service Contract and the Operating Agreement attributable to the interests assigned.

3. These assignments and assumptions are made subject to the terms and conditions of the Service Contract, and the Operating Agreement and to the extent that any provisions and the Operating Agreement may limit, restrict or require any waiver in order to perfect the assignments herein (including without limitation clause 2.22 of the Operating Agreement) then the Assignors expressly waive any such limitation or restriction.

4. For the purposes of Section 19.1 (Notices) of the Operating Agreement notices may be given to SOCDET as follows:

            "SOCDET Production Pty. Ltd.
            Attention: Mr. C. Morgan
            2nd Floor, 76 Kings Park Road
            West Perth, Western Australia 6005
            Telephone No. (61) 09 322 1142
            Facsimile (61) 09-322-1143"

5. This Deed shall be subject to the approval of the Department acting for the Government of the Republic of the Philippines as required under the Service Contract.

6. Upon approval of the Department stated in Clause 5 above, the assignments shall relate back to and be effective from the Effective Date.

7. This Deed may be executed in multiple counterparts, each of which shall be an original but all of which shall constitute one instrument.

8.  This Deed is governed by the laws of the Republic of the Philippines.

IN WITNESS WHEREOF, the parties have executed this Deed.

ASSIGNORS:                                   ASSIGNEE:

ALCORN (PRODUCTION)                          SOCDET PRODUCTION PTY. LTD.
PHILIPPINES, INC.                            ACN 008 607 976

by:.....................                     by: .............................
   CHARLES W. ALCORN, JR.                        CHARLES W. MORGAN
   Chairman                                      Managing Director


ALCORN PHILIPPINES, INC.

by:......................


ALCORN PETROLEUM AND MINERALS CORPORATION

by:......................


BASIC PETROLEUM AND MINERALS, INC.

by:......................


BALABAC OIL EXPLORATION AND
DRILLING CO., INC.

by:......................

PETROFIELDS EXPLORATION
AND DEVELOPMENT CO., INC

by:......................


THE PHILODRILL CORPORATION

by:......................


SEAFRONT RESOURCES CORPORATION

by:......................


UNIOIL RESOURCES AND
HOLDINGS CORPORATION

by:......................


ALSONS CONSOLIDATED RESOURCES, INC.

by:......................


[ORIENTAL PETROLEUM AND
MINERALS CORPORATION]*

by:......................

[*CURRENTLY A DEFAULTING PARTY. IF DEFAULT IS REMEDIED BY EFFECTIVE DATE INCLUDE AS A PARTY, OTHERWISE DELETE.]

The Department of Energy on behalf of the Government of the Republic of the Philippines hereby approves this Deed of Assignment and Assumption this day of
                     , 199[ ].

By: _______________________________

Title: ____________________________

                                   EXHIBIT A'

                               ASSIGNED INTERESTS
                                FOR 35% INTEREST

BLOCK "A" (NIDO)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                      34.114                11.940             22.174
                         (36.101)              (12.635)           (23.466)
BASIC                     10.138                 3.548              6.590
                         (10.729)               (3.755)            (6.974)
PHILODRILL                 4.333                 1.517              2.816
                          (4.585)               (1.605)            (2.980)
ORIENTAL                 (51.415)                 --                 --
   TOTAL                 100.000                35.000             65.000


BLOCK "B" (MATINLOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                     25.724                   9.003              16.721
                         (5.213)                 (1.825)             (3.388)
API                      32.932                  11.526              21.406
                         (6.674)                 (2.336)             (4.338)
BASIC                    11.810                   4.133               7.677
                         (2.394)                 (0.838)             (1.556)
PHILODRILL               12.683                   4.439               8.244
                         (2.570)                 (0.900)             (1.670)
ORIENTAL                (16.851)                   --                  --
   Total                100.000                  35.000              65.000


BLOCK "C" (W.L./GALOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                       23.40                 8.190              15.210
                         (13.509)               (4.728)             (8.781)
API                         5.60                 1.960               3.640
                          (3.233)               (1.132)             (2.101)
APMC                        7.40                 2.590               4.810
                          (4.272)               (1.495)             (2.777)
BASIC                      11.00                 3.850               7.150
                          (6.350)               (2.223)             (4.128)
BALABAC                     1.00                 0.350               0.650
                          (0.577)               (0.202)             (0.375)
PETROFIELDS                 5.00                 1.750               3.250
                          (2.886)               (1.010)             (1.876)
PHILODRILL                  3.00                 1.050               1.950
                          (1.732)               (0.606)             (1.126)
SEAFRONT                    4.00                 1.400               2.600
                          (2.309)               (0.808)             (1.501)
UNIOIL                      2.00                 0.700               1.300
                          (1.155)               (0.404)             (0.750)
ALSONS                      1.00                 0.350               0.650
                          (0.577)               (0.202)             (0.375)
ORIENTAL                  (36.60)                 --                  --
   Total                 100.000                35.001              64.999

BLOCK "D"
                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (35%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                       33.15                11.603              21.548
                          (7.203)               (2.521)             (4.682)
API                        35.00                12.250              22.750
                          (7.605)               (2.662)             (4.943)
APMC                        5.00                 1.750               3.250
                          (1.086)               (0.380)             (0.706)
BASIC                       7.00                 2.450               4.550
                          (1.521)               (0.532)             (0.989)
PHILODRILL                  2.00                 0.700               1.300
                          (0.435)               (0.152)             (0.282)
ORIENTAL                  (17.85)                 --                  --
    Total                100.000                35.000              65.000

                                   EXHIBIT A'

                       ASSIGNED INTERESTS FOR 25% INTEREST

BLOCK "A" (NIDO)                                                     Exhibit "C"

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                      34.114                8.529              13.645
                         (36.101)              (9.025)            (14.441)
BASIC                     10.138                2.535               4.055
                         (10.729)              (2.682)             (4.292)
PHILODRILL                 4.333                1.083               1.733
                          (4.585)              (1.146)             (1.834)
ORIENTAL                 (51.415)                --                  --
   TOTAL                 100.000               25.000              40.000

BLOCK "B" (MATINLOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                      25.724                 6.431             10.290
                          (5.213)               (1.303)            (2.085)
API                       32.932                 8.233             13.173
                          (6.674)               (1.669)            (2.669)
BASIC                     11.810                 2.953              4.724
                          (2.393)               (0.598)            (0.958)
PHILODRILL                12.683                 3.171              5.073
                          (2.570)               (0.642)            (1.028)
ORIENTAL                 (16.851)                 --                 --
   Total                 100.000                25.000             40.000

BLOCK "C" (W.L./GALOC)

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                       23.40                 5.850              9.360
                         (13.509)               (3.377)            (5.404)
API                         5.60                 1.400              2.240
                          (3.233)               (0.808)            (1.293)
APMC                        7.40                 1.850              2.960
                          (4.272)               (1.068)            (1.709)
BASIC                      11.00                 2.750              4.400
                          (6.350)               (1.588)            (2.539)
BALABAC                     1.00                 0.250              0.400
                          (0.577)               (0.144)            (0.231)
PETROFIELDS                 5.00                 1.250              2.000
                          (2.886)               (0.722)            (1.154)
PHILODRILL                  3.00                 0.750              1.200
                          (1.732)               (0.433)            (0.693)
SEAFRONT                    4.00                 1.000              1.600
                          (2.309)               (0.577)            (0.924)
UNIOIL                      2.00                 0.500              0.800
                          (1.155)               (0.289)            (0.462)
ALSONS                      1.00                 0.250              0.400
                          (0.577)               (0.144)            (0.231)
ORIENTAL                  (36.60)                 --                 --
   Total                 100.000                25.000             40.000

BLOCK "D"

                  Participating Interest    Assigned Interest
Parties           (Share In Default Int.)        (25%)         Residual Interest
-------           -----------------------   -----------------  -----------------
APPI                       33.15                 8.288             13.259
                          (7.203)               (1.801)            (2.881)
API                        35.00                 8.750             14.000
                          (7.605)               (1.901)            (3.042)
APMC                        5.00                 1.250              2.000
                          (1.086)               (0.271)            (0.435)
BASIC                       7.00                 1.750              2.800
                          (1.521)               (0.380)            (0.609)
PHILODRILL                  2.00                 0.500              0.800
                          (0.435)               (0.109)            (0.174)
ORIENTAL                  (17.85)                 --                 --
   Total                 100.000                25.000             40.000

                                   EXHIBIT B

                         CO-ORDINATES OF CONTRACT AREA

Block A - Nido Production Area

LATITUDE                           LONGITUDE
11 03 19.00                        118 47 49.10
11 01 07.00                        118 46 44.70
11 01 07.00                        118 50 02.20
11 02 40.00                        118 51 00.00
11 03 19.00                        118 50 00.00  -----------------
11 03 19.00                        118 47 49.10  2,424.24 HECTARES      (Approx)
                                                 -----------------
MATINLOC PRODUCTION AREA

LATITUDE                           LONGITUDE
11 03 00.00                        119 01 25.00
11 26 43.00                        118 59 00.00
11 25 12.00                        118 59 00.00
11 25 12.00                        118 59 49.00
11 29 05.00                        119 02 47.00  -----------------
11 30 00.00                        119 01 25.00  2,666.67 HECTARES      (Approx)
                                                 -----------------
LIBRO PRODUCTION AREA

LATITUDE                           LONGITUDE
11 26 30.00                        119 03 30.00
11 26 05.00                        119 04 00.00
11 24 55.00                        119 03 03.00  -----------------
11 26 30.00                        119 03 30.00     121.2 HECTARES      (Approx)
                                                 -----------------
BLOCK B-1 NORTH MATINLOC PRODUCTION AREA

LATITUDE                           LONGITUDE
11 32 00.00                        119 03 00.00
11 28 56.29                        119 03 00.00
11 30 00.00                        119 01 25.00  -----------------
11 32 00.00                        119 03 00.00    848.48 HECTARES      (Approx)
                                                 -----------------

BLOCK C - WEST LINAPACAN/GALOC RETENTION BLOCK

LATITUDE                         LONGITUDE
12 03 51.21                       119 18 00.00
12 00 00.00                       119 18 00.00
12 00 00.00                       119 15 00.00
11 49 48.00                       119 15 00.00
11 50 27.00                       119 08 33.00
11 50 27.00                       119 05 58.00
11 46 45.00                       119 05 58.00

11 44 30.00                       119 09 00.00
11 43 00.00                       119 11 00.00
11 42 18.65                       119 12 00.00
11 44 00.00                       119 12 00.00
11 44 00.00                       119 14 30.00
11 43 00.00                       119 14 30.00
11 45 00.00                       119 15 00.00
11 48 00.00                       119 15 00.00
11 48 00.00                       119 18 00.00
11 56 00.00                       119 18 00.00
11 56 00.00                       119 21 00.00
11 56 05.00                       119 20 20.00
11 57 23.84                       119 21 00.00
12 02 45.66                       119 21 00.00  ------------------
12 03 51.21                       119 18 00.00  33,818.18 Hectares      (Approx)
                                                ------------------

BLOCK B - RETENTION BLOCK

LATITUDE                         LONGITUDE
11 24 00.00                       118 57 00.00
11 24 00.00                       118 54 00.00
11 20 00.00                       118 54 00.00
11 20 00.00                       118 57 00.00
11 24 00.00                       118 57 00.00
11 24 00.00                       119 08 00.00
11 25 12.00                       118 59 49.00
11 25 12.00                       118 59 00.00
11 26 43.00                       118 59 00.00
11 30 00.00                       119 01 25.00
11 32 00.00                       119 00 00.00
11 25 12.00                       118 57 00.00  -----------------
11 24 00.00                       118 57 00.00  8,848.48 Hectares       (Approx)
                                                -----------------

BLOCK D- RETENTION BLOCK

LATITUDE                         LONGITUDE
11 44 30.00                       119 09 00.00
11 44 00.00                       119 09 00.00
11 44 00.00                       119 06 00.00
11 40 00.00                       119 06 00.00
11 40 00.00                       119 03 00.00
11 36 00.00                       119 03 00.00
11 36 00.00                       119 00 00.00
11 32 00.00                       119 00 00.00
11 32 00.00                       118 57 00.00
11 28 00.00                       118 57 00.00
11 25 12.00                       118 57 00.00
11 32 09.50*                      119 00 00.00*
11 30 00.00                       119 01 25.00
11 32 10.40                       119 03 00.00
11 36 00.00                       119 03 00.00
11 36 00.00                       119 05 50.00
11 36 14.00                       119 06 00.00
11 40 00.00                       119 06 00.00
11 40 00.00                       119 08 46.00
11 43 00.00                       119 11 00.00   ------------------
11 44 30.00                       119 09 00.00   18,545.45 Hectares     (Approx)
-------------------
* Wrong value - needs to be corrected]

                                    EXHIBIT C

                              MAP OF CONTRACT AREA
           [To be attached to execution copy of Deed of Assignment.]

                                    EXHIBIT G

                        ADDENDUM TO OPERATING AGREEMENT

                   DATED THE        DAY OF        1996

                      ALCORN (PRODUCTION) PHILIPPINES, INC.

                            ALCORN (PHILIPPINES) INC.

                    ALCORN PETROLEUM AND MINERALS CORPORATION

                       ALSONS CONSOLIDATED RESOURCES, INC.

                 BALABAC OIL EXPLORATION AND DRILLING CO., INC.

                       BASIC PETROLEUM AND MINERALS, INC.

              PETROFIELDS EXPLORATION AND DEVELOPMENT COMPANY, INC.

                           THE PHILODRILL CORPORATION

                         SEAFRONT RESOURCES CORPORATION

                     UNIOIL AND GAS DEVELOPMENT COMPANY INC.

                 [ORIENTAL PETROLEUM AND MINERALS CORPORATION]*

--------------------------------------------------------------------------------
                         ADDENDUM TO OPERATING AGREEMENT
--------------------------------------------------------------------------------

---------------
* DEFAULTING PARTY

                                    EXHIBIT G

                         ADDENDUM TO OPERATING AGREEMENT

This Addendum to Operating Agreement is entered into this___day of 1996

BETWEEN:

ALCORN (PRODUCTION) PHILIPPINES, INC. (" APPI") - Operator;

ALCORN (PHILIPPINES) INC. ("API");

ALCORN PETROLEUM AND MINERALS CORPORATION ("APMC");

ALSONS CONSOLIDATED RESOURCES, INC. (" ALSONS");

BALABAC OIL EXPLORATION AND DRILLING CO., INC. ("BALABAC");

BASIC PETROLEUM AND MINERALS, INC. ("BASIC");

PETROFIELDS EXPLORATION AND DEVELOPMENT COMPANY, INC. ("PETROFIELDS");

THE PHILODRILL CORPORATION ("PHILODRILL");

SEAFRONT RESOURCES CORPORATION ("SEAFRONT");

UNIOIL AND GAS DEVELOPMENT COMPANY INC. ("UNIOIL"); and

[ORIENTAL PETROLEUM AND MINERALS CORPORATION ("OPMC").]*

all collectively referred to as the "CONSORTIUM" and individually hereinafter referred to as "Party".

                                   WITNESSETH:

WHEREAS:

A. The parties constituting the Consortium are interest owners and participants in Service Contract No. 14 dated December 17, 1975, as amended by a First Amendment to Service Contract entered into on December 29, 1980 and an Addendum to Service Contract dated October 7, 1991, all being hereafter collectively referred to as the "Service Contract";
------------
* DEFAULTING PARTLY

B. The basis and agreement under which the parties constituting the Consortium will conduct Petroleum Operations under the Service Contract and own, operate and share in Petroleum and expenses attributable thereto is:

    (i) a Participation Agreement dated December 2, 1975 ("Participation Agreement"); and

   (ii) an Operating Agreement dated July 17, 1976 as supplemented by a Supplemental Agreement dated April 14, 1977 and amended by a First Amendment to Operating Agreement dated January 1, 1979, (all hereafter collectively referred to as the "Operating Agreement" or "JOA"); and

  (iii) a Settlement Agreement effective January 1, 1984, (hereafter referred to as the "Settlement Agreement").

C. On or about the date of this agreement the Parties hereto entered into a Farmin Agreement with SOCDET Production Pty Ltd ACN 008 607 976 ("SOCDET") under which the Consortium has agreed to assign certain interests in the Service Contract, and the Operating Agreement to SOCDET at the completion of each Earning Period, as defined in the Farmin Agreement ("Earning Period").

D. The Parties hereto desire by this Addendum to Operating Agreement to restate the basis and agreement under which the Consortium during the Earning Period will conduct Petroleum Operations under the Service Contract and own, operate and share in Petroleum and the expenses attributable thereto.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

1. The Parties hereto agree to be bound by the Operating Agreement as supplemented, modified or amended by this Addendum to Operating Agreement ("Addendum").

2.  The Parties hereto acknowledge and agree that:

    (a) the Participation Agreement is no longer applicable and is hereby cancelled;

    (b) the "Contract Area" as defined in the JOA is now divided into Blocks "A", "B", "C" and "D" having co-ordinates as listed in Exhibit A hereto;

    (c) the wells, elections and payments referred to in clauses 2.2 to 2.13 inclusive of the JOA have been drilled, exercised and paid for and these clauses are now only relevant to the extent a carried interest was held by BASIC at the time the third well referred to in those clauses was drilled;

    (d) BASIC is now the only "Non-Paying Party" as defined in the JOA in as much as it held a 0.60% carried or non-paying interest in Block A and a 6.9% carried or non-paying interest in Block B and clause 2.19 of the JOA is applicable to the recovery by the Paying Parties of the expenditures made for the benefit of BASIC in relation to those carried or non-paying interests;

    (e) the respective participating interests of the Parties hereto in each Block of the Contract Area and the JOA are shown in Exhibit B hereto;

    (f) the "Petroleum Board" reference in the JOA shall be construed as a reference to the Department of Energy;

    (g) the representatives and alternate representatives of the Parties for the purposes of the Management Committee deliberations under clause 4.1 are as shown in Exhibit C, subject to the other provisions of clause 4.1;

    (h) an example of the calculation of a "Determination" for the purposes of clause 4.1 is:

        Assume:

                        Block A      Block B         Block C        Block D
        Party 1           10           20               -             30
        Party 2           20           60              40              -
        Party 3            -           20              20             50
        Party 4           70            -              20             20
                         ---          ---             ---            ---
                         100%         100%            100%           100%

        Therefore:

        (i) Sum of Paying Parties' Shares in each Block is for

            Party 1    :    60
            Party 2    :   120
            Party 3    :    90
            Party 4    :   130
                           ---
                           400

        (ii) Voting pass-mark of 2 Paying Parties owning at least 65% of sum in
            (i) above would be achieved by Party 1, Party 2 and Party 3 voting affirmatively together.

    (i) clause 7.5 of the JOA is no longer applicable;

    (j) clause 12.4 of the JOA is no longer applicable; and

    (k) for the purposes of clause 19.1 the notice details in Exhibit C hereto apply, subject to change in accordance with clause 19.2.

3.  On and from the expiry of each Earning Period:

    (a) all the Petroleum produced and saved from the Contract Area which is allocated for the recovery of Operating Expenses pursuant to Section 7.2 of the Service Contract and Section l(a) of the Addendum to Service Contract shall be allocated between SOCDET and the Consortium in proportion to their respective Participating Interests in each Block from which Petroleum is produced and saved;

    (b) all Petroleum produced and saved from the Contract Area which is allocated as the Filipino Participation Incentive Allowance under
        Section 6.3 of the Service Contract and all Petroleum which is allocated as Production Allowance under Section 6.4 of the Service Contract shall be allocated among the Parties hereto in accordance with Section 2.17 of the Operating Agreement;

    (c) the Contractor's share in the net proceeds as provided in Section 7.3(a) of the Service Contract shall be allocated between SOCDET and the Consortium in proportion to their respective Participating Interests in each Block from which Petroleum or production proceeds is derived; and

    (d) all entitlements to Petroleum allocated to the Consortium under paragraphs (a), (b) and (c) above shall be allocated among the Parties constituting the consortium in accordance with the Operating Agreement as heretofore applicable to the Consortium and the Settlement Agreement.

IN WITNESS WHEREOF, the Parties hereto have Operating Agreement to be signed this day of 1996 by their duly authorized representatives.

ALCORN (PRODUCTION)                                PETROFIELDS EXPLORATION
PHILIPPINES, INC.                                  AND DEVELOPMENT CO., INC.

By:                                                By:

ALCORN (PHILIPPINES), INC.                         THE PHILODRILL CORPORATION
by:                                                By:

ALCORN PETROLEUM AND                               ALSONS CONSOLIDATED
MINERALS CORPORATION                               RESOURCES, INC.

By:                                                By:

SEAFRONT RESOURCES                                 BALAABAC OIL EXPLORATION
CORPORATION                                        AND DRILLING CO., INC.

By:                                                By:

UNIOIL GAS DEVELOPMENT                             [ORIENTAL PETROLEUM AND
COMPANY INC.                                       MINERALS CORPORATION]*

By:                                                By:

--------------------
*[CURRENTLY A DEFAULTING PARTY. IF DEFAULT IS REMEDIED BY THE DATE OF THIS ADDENDUM INCLUDE AS A SIGNATORY. IF NOT WORDS SIGNIFYING AUTHORITY TO SIGN FOR AND ON BEHALF OF ORIENTAL].

                                   EXHIBIT A

                         CO-ORDINATES OF CONTRACT AREA

BLOCK A - NIDO PRODUCTION AREA

LATITUDE                           LONGITUDE
11 03 19.00                        118 47 49.10
11 01 07.00                        118 46 44.70
11 01 07.00                        118 50 02.20
11 02 40.00                        118 51 00.00
11 03 19.00                        118 50 00.00    -----------------
11 03 19.00                        118 47 49.10    2,424.24 HECTARES    (Approx)
                                                   -----------------
MATINLOC PRODUCTION AREA

LATITUDE                           LONGITUDE
11 03 00.00                        119 01 25.00
11 26 43.00                        118 59 00.00
11 25 12.00                        118 59 00.00
11 25 12.00                        118 59 49.00
11 29 05.00                        119 02 47.00    -----------------
11 30 00.00                        119 01 25.00    2,666.67 HECTARES    (Approx)
                                                   -----------------
LIBRO PRODUCTION AREA

LATITUDE                           LONGITUDE
11 26 30.00                        119 03 30.00
11 26 05.00                        119 04 00.00
11 24 55.00                        119 03 03.00    -----------------
11 26 30.00                        119 03 30.00       121.2 HECTARES    (Approx)
                                                   -----------------
BLOCK B-1 NORTH MATINLOC PRODUCTION AREA

LATITUDE                           LONGITUDE
11 32 00.00                        119 03 00.00
11 28 56.29                        119 03 00.00
11 30 00.00                        119 01 25.00
11 32 00.00                        119 03 00.00    -----------------
                                                     848.48 HECTARES    (Approx)
                                                   -----------------

BLOCK C - WEST LINAPACAN/GALOC RETENTION BLOCK

LATITUDE                          LONGITUDE
12 03 51.21                       119 18 00.00
12 00 00.00                       119 18 00.00
12 00 00.00                       119 15 00.00
11 49 48.00                       119 15 00.00
11 50 27.00                       119 08 33.00
11 50 27.00                       119 05 58.00
11 46 45.00                       119 05 58.00

11 44 30.00                       119 09 00.00
11 43 00.00                       119 11 00.00
11 42 18.65                       119 12 00.00
11 44 00.00                       119 12 00.00
11 44 00.00                       119 14 30.00
11 43 00.00                       119 14 30.00
11 45 00.00                       119 15 00.00
11 48 00.00                       119 15 00.00
11 48 00.00                       119 18 00.00
11 56 00.00                       119 18 00.00
11 56 00.00                       119 21 00.00
11 56 05.00                       119 20 20.00
11 57 23.84                       119 21 00.00
12 02 45.66                       119 21 00.00    ------------------
12 03 51.21                       119 18 00.00    33,818.18 HECTARES    (Approx)

BLOCK B - RETENTION BLOCK

LATITUDE                         LONGITUDE
11 24 00.00                       118 57 00.00
11 24 00.00                       118 54 00.00
11 20 00.00                       118 54 00.00
11 20 00.00                       118 57 00.00
11 24 00.00                       118 57 00.00
11 24 00.00                       119 08 00.00
11 25 12.00                       118 59 49.00
11 25 12.00                       118 59 00.00
11 26 43.00                       118 59 00.00
11 30 00.00                       119 01 25.00
11 32 00.00                       119 00 00.00
11 25 12.00                       118 57 00.00    -----------------
11 24 00.00                       118 57 00.00    8,848.48 Hectares     (Approx)

BLOCK D- RETENTION BLOCK

LATITUDE                          LONGITUDE
11 44 30.00                       119 09 00.00
11 44 00.00                       119 09 00.00
11 44 00.00                       119 06 00.00
11 40 00.00                       119 06 00.00
11 40 00.00                       119 03 00.00
11 36 00.00                       119 03 00.00
11 36 00.00                       119 00 00.00
11 32 00.00                       119 00 00.00
11 32 00.00                       118 57 00.00
11 28 00.00                       118 57 00.00
11 25 12.00                       118 57 00.00
11 32 09.50*                      119 00 00.00*
11 30 00.00                       119 01 25.00
11 32 10.40                       119 03 00.00
11 36 00.00                       119 03 00.00
11 36 00.00                       119 05 50.00
11 36 14.00                       119 06 00.00
11 40 00.00                       119 06 00.00
11 40 00.00                       119 08 46.00
11 43 00.00                       119 11 00.00    ------------------
11 44 30.00                       119 09 00.00    18,545.45 Hectares    (Approx)

------------
* Wrong value - needs to be corrected]

                                     BLOCK A
                                     (NIDO)

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                34.114         70.215%           36.101          70.215
BASIC               10.138         20.867%          10.7291          20.867
PHILODRILL           4.333          8.918%            4.585           8.918
ORIENTAL           (51.415)          --                --              --
   Total                          100.000%           51.415         100.000

                                    BLOCK "B"
                                   (MATINLOC)

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                25.724         30.937%            5.213         30.937
API                 32.932         39.606%            6.674         39.606
PHILODRILL          12.683         15.253%            2.570         15.253
BASIC               11.810         14.204%            2.394         14.204
ORIENTAL           (16.851)          --                --             --
   Total                          100.000%           16.851        100.000

                                   BLOCK "C"
                                  (W.L/GALOC)

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                23.40         36.909%             13.509         36.909
API                  5.60          8.833%              3.233          8.833
APMC                 7.40         11.672%              4.272         11.672
BASIC               11.00         17.350%              6.350         17.350
BALABAC              1.00          1.577%              0.577          1.577
PETROFIELDS          5.00          7.886%              2.886          7.886
PHILODRILL           3.00          4.732%              1.732          4.732
SEAFRONT             4.00          6.309%              2.309          6.309
UNIOIL               2.00          3.155%              1.155          3.155
ALSONS               1.00          1.577%              0.577          1.577
ORIENTAL           (36.60)          --                  --             --
   Total                         100.000%             36.600        100.000

                                    BLOCK "D"

                                 % Share of     Share of Default
Parties             P.I.'s         Default          Interest         Total
-------             -------      ----------     ----------------     -----
APPI                 33.15         40.353%            7.203          40.353
API                  35.00         42.605%            7.605          42.605
APMC                  5.00          6.086%            1.086           6.086
BASIC                 7.00          8.521%            1.521           8.521
PHILODRILL            2.00          2.435%            0.435           2.435
ORIENTAL            (17.85)          --                --              --
   Total              --          100.000%           17.850         100.000

S.C. 14 PARTNERS

1. ALCORN (PRODUCTION) PHILLIPINES, INC./
2. ALCORN PHILLIPINES, INC.
   15th Floor, Pacific Star Building
   Makati Ave. corner Sen. Gil J. Puyat Ave.
   Makati City, Metro Manila, Philippines
   Tel.: (63-2) 817-6021 to 24
   Fax: (63-2) 811-5683; (63-2) 818-4369
   Arty. Eduardo F. Hernandez - EVP & Gen. Manager
   Atty. Mario M. Uson      - VP - Legal

3. ALCORN PETROLEUM & MINERALS CORPORATION
   Suite 1801, Pearlbank Center
   146 Valero Street, Salcedo Village
   Makati City 1227, Metro Manila, Philippines
   Tel: (63-2) 840-3696 to 98
   Fax: (632) 892-1156
   Mr. Ponciano K. Mathay, Jr. - Vice-President

4. ALSONS CONSOLIDATED RESOURCES, INC.
   2F Priscilla Bldg., 2278 Pasong Tamo Ext.
   Makati City, Metro Manila, Philippines
   Tel.: (63-2) 812-0365
   Fax: (63-2) 812-1005
   Mr. Tirso G. Santillan, Jr. - Executive Vice-President

5. BALABAC OIL EXPLORATION & DRILLING CO., INC.
   Suite 6A, Sagittarius Condominium
   H.V. dela Costa St., Salcedo Village
   Makati City, Metro Manila, Philippines
   Tel.: (63-2) 892-2946 dl (AQS)
   Fax: (63-2) 815-2855
   Mr. Antonio Q. Sevilla - Executive Vice-President

6. BASIC PETROLEUM & MINERALS, INC.
   7th Floor, Basic Petroleum Bldg.
   Carlos Palanca, Jr. St., Legaspi Village
   Makafi City, Metro Manila, Philippines
   Tel.: (63-2) 817-8596 to 98
   Fax: (63-2) 817-0191
   Mr. Oscar C. de Venecia - President

7. PETROFIELDS EXPLORATION & DEVELOPMENT CO., INC.
   7th Floor,JMT Building, ADB Avenue
   Ortigas Centre, Pasig City 1600, Philippines
   Tel.: (63-2) 633-8716 to 23
   Fax: (63-2) 633-8730
   Ms. Milagros V. Reyes - President

8. THE PHILODRILL CORPORATION
   8th Floor, Quad Alpha Centrum
   125 Pioneer St., Mandaluyong City
   Metro Manila, Philippines
   Tel.: (63-2) 631-8151 to 52; 631-1801 to 06
   Fax: (63-2) 631-8080
   M. Alfredo C. Ramos - President
   Atty. Augusto B. Sunico - EVP & Treasurer

9. SEAFRONT RESOURCES CORPORATION
   32/F: Tektite Tower No. 1, Tektite Road
   Ortigas Center, Pasig City, Metro Manila
   Tel.: (63-2) 634-6364 to 68
   Fax: (63-2) 634-8630
   Mr. Manuel D. Recto - President

10. UNIOIL & GAS DEVELOPMENT CO., INC.
    Unit 6B, Sagittarius Condominium
    H.V. dela Costa St., Salcedo Village
    Makati City, Metro Manila
    Tel.: (63-2) 810-5869
    Fax.- (63-2) 817-6856
    Mr. Felix V. Gonzalez, Jr. - President

*(11. ORIENTAL PETROLEUM & MINERALS CORPORATION
      7th Floor, Corinthian Plaza Paseo de Roxas
      Legaspi Village, Makati City, Metro Manila
      Tel.: (63-2) 892-60-66 to 71
      Fax: (63-2) 811-3216; (63-2) 811-3089 (Operations)
      Mr. John L. Gokongwci, Jr. - Chairman
      Mr. Apollo P. Madrid - VP - Operations)

--------------------
* In Default

                                   EXHIBIT H

                         CO-ORDINATES OF CONTRACT AREA

BLOCK A - NIDO PRODUCTION AREA

LATITUDE                           LONGITUDE
11 03 19.00                        118 47 49.10
11 01 07.00                        118 46 44.70
11 01 07.00                        118 50 02.20
11 02 40.00                        118 51 00.00
11 03 19.00                        118 50 00.00   -----------------
11 03 19.00                        118 47 49.10   2,424.24 HECTARES     (Approx)
                                                  -----------------
MATINLOC PRODUCTION AREA

LATITUDE                           LONGITUDE
11 03 00.00                        119 01 25.00
11 26 43.00                        118 59 00.00
11 25 12.00                        118 59 00.00
11 25 12.00                        118 59 49.00
11 29 05.00                        119 02 47.00   -----------------
11 30 00.00                        119 01 25.00   2,666.67 HECTARES     (Approx)
                                                  -----------------
LIBRO PRODUCTION AREA

LATITUDE                           LONGITUDE
11 26 30.00                        119 03 30.00
11 26 05.00                        119 04 00.00
11 24 55.00                        119 03 03.00   -----------------
11 26 30.00                        119 03 30.00      121.2 HECTARES     (Approx)
                                                  -----------------
BLOCK B-1 NORTH MATINLOC PRODUCTION AREA

LATITUDE                           LONGITUDE
11 32 00.00                        119 03 00.00
11 28 56.29                        119 03 00.00
11 30 00.00                        119 01 25.00   -----------------
11 32 00.00                        119 03 00.00     848.48 HECTARES     (Approx)
                                                  -----------------

BLOCK C - WEST LINAPACAN/GALOC RETENTION BLOCK

LATITUDE                         LONGITUDE
12 03 51.21                       119 18 00.00
12 00 00.00                       119 18 00.00
12 00 00.00                       119 15 00.00
11 49 48.00                       119 15 00.00
11 50 27.00                       119 08 33.00
11 50 27.00                       119 05 58.00
11 46 45.00                       119 05 58.00

11 44 30.00                       119 09 00.00
11 43 00.00                       119 11 00.00
11 42 18.65                       119 12 00.00
11 44 00.00                       119 12 00.00
11 44 00.00                       119 14 30.00
11 43 00.00                       119 14 30.00
11 45 00.00                       119 15 00.00
11 48 00.00                       119 15 00.00
11 48 00.00                       119 18 00.00
11 56 00.00                       119 18 00.00
11 56 00.00                       119 21 00.00
11 56 05.00                       119 20 20.00
11 57 23.84                       119 21 00.00
12 02 45.66                       119 21 00.00   ------------------
12 03 51.21                       119 18 00.00   33,818.18 HECTARES     (Approx)

BLOCK B - RETENTION BLOCK

LATITUDE                         LONGITUDE
11 24 00.00                       118 57 00.00
11 24 00.00                       118 54 00.00
11 20 00.00                       118 54 00.00
11 20 00.00                       118 57 00.00
11 24 00.00                       118 57 00.00
11 24 00.00                       119 08 00.00
11 25 12.00                       118 59 49.00
11 25 12.00                       118 59 00.00
11 26 43.00                       118 59 00.00
11 30 00100                       119 01 25.00
11 32 00.00                       119 00 00.00
11 25 12.00                       118 57 00.00   ------------------
11 24 00.00                       118 57 00.00    8,848.48 HECTARES     (Approx)

BLOCK D- RETENTION BLOCK

LATITUDE                         LONGITUDE
11 44 30.00                       119 09 00.00
11 44 00.00                       119 09 00.00
11 44 00.00                       119 06 00.00
11 40 00.00                       119 06 00.00
11 40 00.00                       119 03 00.00
11 36 00.00                       119 03 00.00
11 36 00.00                       119 00 00.00
11 32 00.00                       119 00 00.00
11 32 00.00                       118 57 00.00
11 28 00.00                       118 57 00.00
11 25 12.00                       118 57 00.00
11 32 09.50*                      119 00 00.00*
11 30 00.00                       119 01 25.00
11 32 10.40                       119 03 00.00
11 36 00.00                       119 03 00.00
11 36 00.00                       119 05 50.00
11 36 14.00                       119 06 00.00
11 40 00.00                       119 06 00.00
11 40 00.00                       119 08 46.00
11 43 00.00                       119 11 00.00   ------------------
11 44 30.00                       119 09 00.00   18,545.45 HECTARES     (Approx)

---------------------
* Wrong value - needs to be corrected]

                                    EXHIBIT I

                              MAP OF CONTRACT AREA

                                                                     EXHIBIT "I"

PHILIPPINES
NORTHWEST PALAWAN
SERVICE CONTRACT 14

12 00 00.00

                               [GRAPHIC OMITTED]